EXHIBIT 31.2

CHIEF FINANCIAL OFFICER SECTION 302 CERTIFICATION

I, Shelly Schaffer, certify that:

1. I have reviewed this Form 10-Q/A of Support.com, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: December 19, 2012	By:	/s/ SHELLY SCHAFFER
Shelly Schaffer
Chief Financial Officer and Executive Vice President of Finance and Administration